SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 22, 2003

Hyperion Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26934	77-0277772
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1344 Crossman Avenue
Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 744-9500

(Former Name or Former Address, if changed since last Report)

Item 7.      Financial Statements and Exhibits

(c)     Exhibits.

Exhibit 99.1 Press release dated April 22, 2003.

Item 9.      Regulation FD Disclosure

The following information is disclosed pursuant to Item 12 of Form 8-K:

On April 22, 2003, Hyperion Solutions Corporation, a Delaware corporation, issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2003. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the April 22, 2003 press release.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HYPERION SOLUTIONS CORPORATION

By: /s/ DAVID W. ODELL David W. Odell Chief Financial Officer

Date: April 22, 2003

EXHIBIT INDEX

Exhibit 99.1 Press release dated April 22, 2003.